SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            August 20, 1997
                                                    ---------------------------


                             FIRST UNION CORPORATION
             (Exact name of registrant as specified in its charter)

        North Carolina           1-10000                   56-0898180

(State of other jurisdiction    (Commission              (IRS Employer
      of incorporation)         File Number)          Identification No.)

            One First Union Center
          Charlotte, North Carolina                          28288-0013

  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code          (704)374-6565


         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         On August 20, 1997, First Union Corporation (the "Corporation") entered into an Agreement and Plan of Merger (the "Acquisition Agreement"), which provides, among other things, for the acquisition (the "Acquisition") of Wheat First Butcher Singer, Inc. ("WFBS") by the Corporation.

         A copy of a news release (the "News Release") relating to the Acquisition is being filed as Exhibit (99)(a) to this report, and such News Release is incorporated herein by reference.

         Exhibit 99(b) hereto contains certain materials used by the Corporation in connection with a telephone conference call (the "Conference Call") with analysts and others on the date hereof with respect to the Acquisition, and such materials are incorporated herein by reference. Certain of the materials include certain forward-looking statements regarding each of the Corporation, WFBS, and the combined company following the Acquisition. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the Corporation's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Acquisition may not be fully realized or realized within the expected time frame; (2) revenues following the Acquisition may be lower than expected; (3) competitive pressure among financial institutions may increase and adversely affect the businesses engaged in by the combined company; (4) costs, difficulties or delays related to the integration of the businesses or systems of the Corporation and WFBS may be greater or longer than expected; (5) interest rate, stock market and monetary fluctuations may adversely affect the businesses engaged in by the combined company; (6) general economic conditions, either nationally or in the states or regions in which the combined company will be doing business, may be less favorable than expected; or (7) legislation or regulatory changes may adversely affect the businesses in which the combined company would be engaged. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the Corporation's 1997 Second Quarter Report on Form 10-Q and may be included in subsequent reports filed by the Corporation with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             (99)(a) The News Release.

             (99)(b) The materials  used in connection with the Conference Call.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST UNION CORPORATION


         Date: August 20, 1997             By:  /s/ Kent S. Hathaway
                                                Name: Kent S. Hathaway
                                                Title:   Senior Vice President


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                                  EXHIBIT INDEX


         Exhibit No.                  Description

         (99)(a)             The News Release.

         (99)(b) The materials used in connection with the Conference Call.